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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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    (3) Filing Party:

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    (4) Date Filed:

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                         Telephone Proxy Voting Script
                          Harrah's Entertainment, Inc.

        "Welcome to the telephone proxy voting system for Harrah's Entertainment, Inc. Please enter the control number on your card, followed by the pound sign."

When control number is validated, then:

        "To vote as the Board of Directors recommends on all proposals, press 1. To vote on each proposal separately, press 2."

If 1, then: (recap and confirmation routine)

        "You have chosen to vote as the Board of Directors recommends on all proposals. To confirm your vote, press 1. To change your vote press 2."

If 2, the process starts again from the top. If 1, then (signoff):

"Your vote has been cast. Thank you for your call."

If 2 (election to vote on each proposal separately). then:

        "First we will ask you to cast your vote on the nominees for director. To vote in favor of all nominees, press 1. To withhold from all nominees, press 2. To withhold from an individual nominee, press 3." If 1 or 2, vote recap, confirmation routine and branch to proposals.

If 3, then

        "Please enter the two-digit number that appears next to the name of the nominee you wish to withhold from, followed by the pound sign."

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After the pound sign, then:

        If you wish to withhold from another nominee, enter the two digit number that appears next to that nominee's name, followed by the pound sign, or if you have completed voting with respect to director nominees, press star."

After the star sign, then,

        "You have just chosen to withhold authority to vote for the following nominees:"

The numbers are read back, then:

        "To confirm your vote, press 1.  To change your vote, press 2."

        If 2, the withholding routine starts again from the top. If 1, then branch to the proposals.

        "To cast your vote regarding proposal 2, press 1 to vote in favor, 2 to vote against, or 3 to abstain."

Vote recap and confirmation routine. When confirmed, then (signoff):

        "Your vote has been cast.  Thank you for your call."

        "Meeting Attendance Prompt"

        "If you would like to vote another proxy, press 1 to continue."